UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22265

Western Asset Municipal Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: August 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

AUGUST 31, 2015

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 98.5%
Alabama - 2.3%
Jefferson County, AL, Sewer Revenue, Convertible CAB, Subordinated Lien	0.000%	10/1/50	$9,470,000	$6,187,414	(a)

Arizona - 2.9%
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/32	7,110,000	7,876,529

California - 3.2%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,500,000	3,675,105	(b)(c)
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	800,000	796,096
Lower Tule River, CA, Irrigation District Revenue, COP	5.000%	8/1/40	1,000,000	1,088,770
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	2,000,000	2,470,700
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.000%	9/1/27	750,000	767,430

Total California				8,798,101

Colorado - 2.7%
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	6,000,000	7,334,160

Florida - 3.9%
Citizens Property Insurance Corp., FL, Revenue, Senior Secured, High Act	6.000%	6/1/17	6,900,000	7,505,061
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Obligated Group	7.000%	6/1/35	250,000	253,307	(c)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/28	600,000	658,218
Florida State Municipal Power Agency Revenue, All Requirements Power	6.250%	10/1/31	1,000,000	1,182,840
Orange County, FL, IDA Revenue, Vitag Florida LLC Project	8.000%	7/1/36	500,000	502,735	(b)(c)
Palm Beach County, FL, Health Facilities Authority Revenue, Sinai Residences Boca Raton Project	6.250%	6/1/23	500,000	550,460

Total Florida				10,652,621

Georgia - 7.3%
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	5,000,000	5,971,200	(d)
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/34	3,260,000	3,926,214	(d)
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	9,000,000	10,019,790

Total Georgia				19,917,204

Illinois - 1.4%
Chicago, IL, GO	5.500%	1/1/30	1,685,000	1,631,333
Chicago, IL, Motor Fuel Tax Revenue	5.000%	1/1/26	1,000,000	1,046,370
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	1,000,000	1,012,560

Total Illinois				3,690,263

Indiana - 7.1%
Indiana Municipal Power Agency, Power Supply System Revenue	6.000%	1/1/39	8,000,000	9,005,760
Indiana State Finance Authority Revenue, I-69 Development Partners LLC	5.000%	9/1/46	1,000,000	1,034,400	(b)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.500%	1/1/29	8,000,000	9,367,520	(d)

Total Indiana				19,407,680

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Iowa - 1.6%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	$800,000	$844,000
Iowa Fertilizer Co. Project	5.250%	12/1/25	3,350,000	3,641,417

Total Iowa				4,485,417

Louisiana - 4.1%
Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC	6.125%	6/1/25	10,000,000	11,276,200

Maryland - 4.2%
Howard County, MD, Housing Commission Revenue, Columbia Commons Apartments	5.000%	6/1/44	1,350,000	1,447,672
Maryland State Health & Higher EFA Revenue, Washington County Hospital Issue	5.750%	1/1/38	9,000,000	9,956,880	(d)

Total Maryland				11,404,552

Michigan - 12.3%
Detroit, MI, Water Supply System Revenue, AGM	6.250%	7/1/36	3,000,000	3,246,030
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.000%	7/1/24	1,500,000	1,527,195	(c)
Michigan State Finance Authority Revenue:
Detroit School District	5.500%	6/1/21	6,000,000	6,486,300
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	410,000	430,258
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.750%	5/15/38	9,000,000	10,133,280	(d)(e)
Royal Oak, MI, Hospital Finance Authority Revenue:
William Beaumont Hospital	5.000%	9/1/39	2,000,000	2,169,820
William Beaumont Hospital	8.250%	9/1/39	8,000,000	9,698,880	(d)

Total Michigan				33,691,763

New Jersey - 5.3%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	750,000	835,650	(b)
New Jersey State EDA Revenue, Continental Airlines Inc. Project	4.875%	9/15/19	1,250,000	1,306,450	(b)
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.500%	12/1/32	10,000,000	12,279,100	(d)

Total New Jersey				14,421,200

New York - 4.6%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	2,500,000	2,909,475
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center LLC Project	5.000%	11/15/44	575,000	576,639	(c)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	5.500%	12/1/31	7,925,000	9,069,687

Total New York				12,555,801

North Carolina - 0.2%
North Carolina Department of Transportation Private Activity Revenue, I-77 Hot Lanes Project	5.000%	12/31/37	500,000	529,010	(b)

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ohio - 4.8%
Ohio State Air Quality Development Authority Revenue:
FirstEnergy Generation Corp.	5.700%	8/1/20	$2,500,000	$2,720,225
FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	10,000,000	10,281,400	(a)(f)

Total Ohio				13,001,625

Pennsylvania - 4.5%
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/27	1,000,000	1,089,350
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	10,000,000	11,291,500

Total Pennsylvania				12,380,850

Rhode Island - 4.2%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	10,000,000	11,405,400

Tennessee - 3.1%
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/16	8,000,000	8,324,000

Texas - 11.3%
Brazos River, TX, Harbor Navigation District Revenue, Brazoria County Environmental, Dow Chemical Co. Project	5.950%	5/15/33	10,000,000	11,048,600	(b)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	3,000,000	3,236,970
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,200,000	11,359,434	(d)
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,325,000	3,652,180
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	1,310,000	1,565,568

Total Texas				30,862,752

U.S. Virgin Islands - 2.1%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.625%	10/1/29	5,000,000	5,761,150

Virginia - 0.7%
Virginia State Small Business Financing Authority Revenue, Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/23	1,775,000	1,968,351	(b)

Washington - 0.4%
Washington State HFC Revenue:
Heron’s Key	5.500%	1/1/24	500,000	508,025	(c)
Heron’s Key	6.000%	7/1/25	675,000	683,930	(c)

Total Washington				1,191,955

Wisconsin - 4.3%
Wisconsin State HEFA Revenue, Prohealth Care Inc. Obligation Group	6.625%	2/15/39	10,000,000	11,869,000	(d)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $227,755,950)				268,992,998

SHORT-TERM INVESTMENTS - 0.1%
New Hampshire - 0.1%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.130%	11/1/20	200,000	200,000	(b)(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York - 0.0%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.130%	6/15/32	$100,000	$100,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $300,000)				300,000

TOTAL INVESTMENTS - 98.6% (Cost - $228,055,950#)				269,292,998
Other Assets in Excess of Liabilities - 1.4%				3,769,323

TOTAL NET ASSETS - 100.0%				$273,062,321

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
LOC	— Letter of Credit
PCFA	— Pollution Control Financing Authority
SPA	— Standby Bond Purchase Agreement - Insured Bonds

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on January 15, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high current income exempt from federal income tax and then to liquidate on or about April 30, 2021 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek total return. There can be no assurance the Fund’s investment objectives will be achieved.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$268,992,998	—	$268,992,998

Short-term investments†	—	300,000	—	300,000

Total investments	—	$269,292,998	—	$269,292,998

Other financial instruments:
Futures contracts	$70,801	—	—	$70,801

Total	$70,801	$269,292,998	—	$269,363,799

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At August 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$44,246,608
Gross unrealized depreciation	(3,009,560)

Net unrealized appreciation	$41,237,048

At August 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	18	12/15	$2,854,051	$2,783,250	$70,801

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Municipal Defined Opportunity Trust Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: October 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: October 21, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: October 21, 2015